INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account Q of

The Guardian Insurance & Annuity Company, Inc.

Supplement dated July 31, 2007 to Statement of Additional Information dated May 1, 2007

The following information should be read in conjunction with the Prospectus dated May 1, 2007, as supplemented through and reprinted on July 31, 2007 and the Statement of Additional Information dated May 1, 2007 for The Guardian Investor Income Access Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account Q. This Supplement modifies the Statement of Additional Information and should be retained with the Prospectus and Statement of Additional Information for future reference.

Page B-4 of the Statement of Additional Information is amended by adding the following section:

TAX QUALIFIED DISTRIBUTIONS UNDER THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

The requirements for tax qualified distributions under the Guaranteed Minimum Withdrawal Benefit Riders are as follows:

Your GWA and LWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, withdrawals in a contract year are made solely pursuant to one of the following tax-qualified distribution programs:

1.	Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code Section 403(b)), an individual retirement account (Code Section 408(a)), or an individual retirement annuity (Code Section 408(b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section I, 401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section I, 401(a)(9)-9, Q&A-3) and for distributions where the owner dies before entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section I, 401(a)(9)-9, Q&A-1) as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution; or

2.	Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of such owner and his or her designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 Internal Revenue Bulletin 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider); or

3.

Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the beneficiary or the joint lives (or joint life expectancies) of such beneficiary and his or her designated beneficiary, provided, however, that the amount of the substantially equal periodic payments must be calculated

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under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by the Internal Revenue Bulletin 2004-9. Notice 2004-15, page 526 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider).

Your right to make withdrawals pursuant to one of the tax-qualified distribution programs described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates under 1, 2 or 3 above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the LWA are no longer permitted.

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